UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2005

The Rouse Company LP
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-11543	52-0735512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10275 Little Patuxent Parkway, Columbia, Maryland		21044-3456
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-992-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

The Registrant, the Rouse Company LP (the "Company") is a voluntary filer with the Securities and Exchange Commission (the "SEC"). On May 5, 2005, as originally reported in Item 5 of the Company’s Form 10-Q filed with the SEC on May 13, 2005, the audit committee of the Board of Directors of GGP (the parent company to the Company), appointed GGP’s principal auditors, Deloitte & Touche LLP ("Deloitte") to perform the audit of the Company’s consolidated financial statements for 2005 in conjunction with Deloitte’s continuing engagement for the overall GGP audit work. In conjunction with such appointment, KPMG LLP ("KPMG"), which was serving as the Company’s independent registered accounting firm, was dismissed. The audit reports of KPMG on the consolidated financial statements of the Company as of and for the three years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. At no time prior to such appointment were there any matters on which we (or GGP on our behalf) consulted with Deloitte which were subject to disagreements or reportable events with our previously engaged independent registered public accounting firm, KPMG, or where any advice was provided by Deloitte which was critical to our decisions about our accounting or financial reporting.

During the last two fiscal years and up to the dismissal of KPMG, there were no disagreements with KPMG which would, if not resolved, have caused KPMG to make reference to such matters in connection with its reports. A copy of the Company’s original filing on Form 10-Q, which included a response to Item 5 concerning this event, was provided to KPMG concurrently with the filing of the report. In addition, the Company has provided to KPMG, concurrently with this filing, a copy of this report. The Company has included as an exhibit to this report, the KPMG confirmation of the cessation of the client-auditor relationship dated May 17, 2005. Finally, we will amend this report to include, when received, the response letter of KPMG to the SEC that we have requested KPMG to send.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 KPMG letter, dated May 17, 2005, to the chairman of the audit committee of GGP, confirming that the client-auditor relationship between the Company and KPMG LLP had ceased. (furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Rouse Company LP

June 14, 2005	By:	Bernard Freibaum

Name: Bernard Freibaum
Title: Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	KPMG letter